Exhibit 10.3

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

1847 WOLO INC.

6% SECURED PROMISSORY NOTE

US $850,000	____, 2021

FOR VALUE RECEIVED, 1847 Wolo Inc., a Delaware corporation, Wolo Manufacturing Corp. and Wolo Industrial Horn & Signal, Inc. (jointly and severally, the “Company”), promise to pay to Barbara Solow and Stanley Solow (collectively, the “Holder”), the principal sum of Eight Hundred Fifty Thousand Dollars ($850,000) (the “Principal”) in lawful money of the United States of America, with interest payable on the outstanding Principal amount at the simple rate of six percent (6%) per annum. The unpaid Principal and all accrued but unpaid interest thereon shall be paid in full to the Holder on the thirty-ninth (39th) month following the date of this Note (the “Maturity Date”).

Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in that certain Stock Purchase Agreement, dated December 22, 2020, as amended by the Amendment No. 1 to the Stock Purchase Agreement, dated _________, 2021 (as so amended, the “Purchase Agreement”), among the Holder and the Company, pursuant to which the Company is acquiring the Shares from the Holder.

The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

1. Principal Repayment. . The Principal along with any accrued, but unpaid interest shall be paid in one lump sum on the Maturity Date.

2. Interest. Interest (the “Interest”) shall be paid quarterly on the Principal from the date hereof until such Principal is repaid in full at the simple interest rate of six percent (6%) per annum, which payments are due on the last business day of March, June, September and December for each year that the Note is outstanding. Any accrued, but unpaid, Interest is payable at Maturity. All computations of the Interest rate hereunder shall be made on the basis of a 360-day year of twelve 30-day months. In the event that any Interest rate provided for herein shall be determined to be unlawful, such Interest rate shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any Interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the Principal of this Note without prepayment premium or penalty.

3. Redemption. The Company will have the right to redeem all or any portion of the Note at any time prior to the Maturity Date without premium or penalty of any kind. The redemption price will be payable in cash and is equal to the then outstanding principal amount of this Note plus accrued but unpaid interest thereon.

4. Security for Note.

(a) To secure the payment of the indebtedness evidenced by this Note, all of the obligations and liabilities of the Company to Holder hereunder (individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising), together with payment of all costs and expenses incurred by Holder in the collection of this Note and the enforcement of its rights hereunder (collectively, the “Obligations”), Each Company (excluding 1847 Wolo Inc.) hereby grants to Holder a security interest in and a lien on all of such Company’s right, title and interest in and to all of the assets of such Company now owned or hereafter acquired by Company, including all of the proceeds and products thereof (the “Collateral”).

(b) Subject to the Subordination Agreement (as hereinafter defined), so long as any Obligations are outstanding, Company covenants and agrees that it will not pledge, sell, lease, assign, transfer, or otherwise dispose of the Collateral or any portion thereof (whether in one transaction or in a series of transactions) to any other individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, or government (or any agency or political subdivision), except for liens in favor of Sterling National Bank (the “Bank”), sales in the ordinary course of business, and shall defend its title to the Collateral and the security interest of Holder therein against the claims of any person (other than the Bank) claiming rights in the Collateral against or through Company and maintain and preserve Holder’s security interest in the Collateral and its priority thereto.

(c) Company (excluding 1847 Wolo Inc.) irrevocably authorizes Holder at any time and from time to time to file and maintain in the State of New York and in any other filing office in any jurisdiction, initial financing statements and amendments thereto that reflect the security interest that is granted pursuant to this Note. Holder shall have all rights of a secured party under the Uniform Commercial Code as in effect from time to time in the State of New York (the “UCC”).

(d) Company (excluding 1847 Wolo Inc.) hereby irrevocably constitutes and appoints Holder and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact (which appointment is coupled with an interest) with full irrevocable power and authority in the place and stead of Company or in Holder’s own name, with the right but not the duty to perform any and all acts and things which Holder in its sole and absolute discretion may deem necessary or appropriate from time to time to create, prepare, complete, execute, deliver, perfect, endorse or file in the name and on behalf of Company any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Company under this Section 4(b).

(e) The powers conferred on Holder pursuant to this Note are solely to perfect the security interest in the Collateral and shall not impose any duty upon Holder to exercise any such powers. Holder shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither Holder nor any of its affiliates, designees, employees or agents shall be responsible to Company for any act or failure to act.

(f) Company hereby acknowledges that Holder is entitled to equitable and injunctive relief to enforce any of its rights and remedies hereunder or under the UCC and Company hereby waives any defense to such equitable or injunctive relief based upon any allegation of the absence of irreparable harm to Holder.

5. Events of Default. In the event that any of the following (each, an “Event of Default”) shall occur:

(a) Non-Payment. The Company shall default in the payment of the unpaid Principal of, or accrued Interest on the unpaid Principal of, this Note as and when the same shall become due and payable, whether by acceleration or otherwise; or

(b) Default in Covenants. The Company shall default in any material manner in the observance or performance of any covenants or agreements set forth in the Purchase Agreement, this Note, or any other agreement entered into in connection with the transactions contemplated by the Purchase Agreement (collectively, the “Transaction Documents”); or

(c) Breach of Representations and Warranties. The Company materially breaches any representation or warranty contained in the Transaction Documents;

(d) Bankruptcy. The Company shall: (i) admit in writing its inability to pay its debts as they become due; (ii) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors; (iii) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property; or (iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief;

(e) Sale of Collateral. The Company shall sell, transfer or assign any of the Collateral, to a person other than the Bank, outside of the ordinary course of business; or

(f) Sale of the Company. The Company shall sell, transfer or assign all or a substantial portion of its assets or equity securities to a person other than the Bank.

then, and so long as such Event of Default is continuing for a period of two (2) business days in the case of non-payment under Section 4(a), or for a period of ten (10) calendar days in the case of events under Sections 4(b) and 4(c) (and the event which would constitute such Event of Default, if curable, has not been cured), by written notice to the Company from the Holder of the Note then outstanding (or from any collateral agent acting on behalf of such Holder), all obligations of the Company under this Note shall be immediately due and payable without presentment, demand, protest or any other action nor obligation of the Holder of any kind, all of which are hereby expressly waived, and Holder may exercise any other remedies the Holder may have at law or in equity, including any rights Holder may have as a secured party under the UCC. If an Event of Default specified in Section 4(d) above occurs, the principal of, and accrued interest on, the Note, less any prepaid amounts under Section 1, shall automatically, and without any declaration or other action on the part of any Holder, become immediately due and payable.

6. Subordination. The payment of this Note, both principal and interest, and all other indebtedness evidenced hereby, is subject to the prior rights of the Bank under that certain credit agreement with Company, of even date herewith, in accordance with the terms and conditions set forth in that certain subordination agreement, dated as of the date hereof (the “Subordination Agreement”), by and among the Bank, the Company, as “Company” and the Holder, as “Creditor”. Any holder of this Note acknowledges and agrees that this Note and the rights of Holder hereunder are subject to the Subordination Agreement.

7. Mutilated, Destroyed, Lost or Stolen Note. If this Note shall become mutilated or defaced, or be destroyed, lost or stolen, the Company shall execute and deliver a new note of like principal amount in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the destroyed, lost or stolen Note. In the case of a mutilated or defaced Note, the Holder shall surrender such Note to the Company. In the case of any destroyed, lost or stolen Note, the Holder shall furnish to the Company: (i) evidence to its satisfaction of the destruction, loss or theft of such Note and (ii) such security or indemnity (which shall not include the posting of any bond) as may be reasonably required by the Company to hold the Company harmless.

8. Holder Not Deemed a Stockholder. No Holder, as such, of this Note shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder hereof, as such, any of the rights at law of a stockholder of the Company.

9. Mutilated, Destroyed, Lost or Stolen Note. If this Note shall become mutilated or defaced, or be destroyed, lost or stolen, the Company shall execute and deliver a new note of like principal amount in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the destroyed, lost or stolen Note certificate. In the case of a mutilated or defaced Note certificate, the Holder shall surrender such Note certificate to the Company. In the case of any destroyed, lost or stolen Note certificate, the Holder shall furnish to the Company: (i) evidence to its satisfaction of the destruction, loss or theft of such Note certificate and (ii) such security or indemnity (which shall not include the posting of any bond) as may be reasonably required by the Company to hold the Company harmless.

10. Waiver of Demand, Presentment, etc. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder. The Company agrees that, in the event of an Event of Default, to reimburse the Holder for all reasonable costs and expenses (including reasonable legal fees of one counsel) incurred in connection with the enforcement and collection of this Note.

11. Payment. All payments with respect to this Note shall be made in lawful money of the United States of America, at the address of the Holder as of the date hereof or as designated in writing by the Holder from time to time. The receipt by the Holder of immediately available funds shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such payment. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

12. Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the parties hereto. To complete an assignment or transfer this Note, the Holder shall deliver a completed and executed Form of Assignment attached hereto as Exhibit A and surrender and deliver this Note, duly endorsed, to the Company’s office or such other address which the Company shall designate, upon receipt of which a new Note, in substantially the form of this Note (any such new Note, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Note that the Holder has in respect of this Note. Interest and principal are payable only to the registered Holder of this Note set forth on the books and records of the Company.

13. Waiver and Amendment. Any provision of this Note, including, without limitation, the due date hereof, and the observance of any term hereof, may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

14. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if given in accordance with the provisions of the Purchase Agreement.

15. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced solely and exclusively in accordance with the laws of the State of New York without regard to any statutory or common-law provision pertaining to conflicts of laws. The Parties agree that state and federal courts of competent jurisdiction in the State of New York shall have concurrent jurisdiction for purposes of entering temporary, preliminary and permanent injunctive relief with regard to any action arising out of any breach or alleged breach of the Note. The Parties agree to submit to the personal jurisdiction of such courts and any other applicable court within the State of New York. The Parties waive any claim that that any of the foregoing courts is an inconvenient forum.

16. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions shall be excluded from this Note, and the balance of this Note shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

17. Headings. Section headings in this Note are for convenience only, and shall not be used in the construction of this Note.

18. Fees and Costs. The Company, in case of suit on this Note, agrees to pay to Holder the reasonable attorney's fees and the costs of collection.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.

1847 Wolo Inc.

By:
Name:
Title:

Wolo Manufacturing Corp.

By:
Name:
Title:

Wolo Industrial Horn & Signal, Inc.

By:
Name:
Title:

Exhibit A

FORM of assignment

TO: 1847 Wolo Inc., Wolo Manufacturing Corp. and Wolo Industrial Horn & Signal, Inc.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________ (name), __________________________________________ (address), US$____________ of 6% Promissory Note (“Note”) of 1847 Wolo Inc., Wolo Manufacturing Corp. and Wolo Industrial Horn & Signal, Inc. (jointly and severally the “Company”), including any and all accrued and unpaid interest owing thereon, registered in the name of the undersigned on the records of the Company represented by the within certificate, and irrevocably appoints ___________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

DATED this ________ day of, __________________, 20 ____.

(Signature of Registered Note Holder)

(Print name of Registered Note Holder)

Instructions:

1.	Signature of Holder must be the signature of the person appearing on the face of the Note.

2.	If the transfer of Note is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.